                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                    QWEST COMMUNICATIONS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                          TELEPHONE PROXY VOTING SCRIPT
                     QWEST COMMUNICATIONS INTERNATIONAL INC.

"WELCOME TO THE TELEPHONE PROXY VOTING SYSTEM FOR QWEST COMMUNICATIONS INTERNATIONAL INC. PLEASE ENTER THE CONTROL NUMBER ON YOUR CARD, FOLLOWED BY THE POUND SIGN."

When control number is validated, then:

"TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL PROPOSALS, PRESS 1. TO VOTE ON EACH PROPOSAL SEPARATELY, PRESS 2."

If 1, then: (recap and confirmation routine)

"YOU HAVE CHOSEN TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL PROPOSALS. TO CONFIRM YOUR VOTE, PRESS 1. TO CHANGE YOUR VOTE PRESS 2."

If 2, the process starts again from the top. If 1, then (signoff):

"YOUR VOTE HAS BEEN CAST."

"IF YOU ARE PLANNING TO ATTEND THE ANNUAL MEETING, PRESS 1. OTHERWISE, PRESS 2."

"IF YOU CONSENT TO ACCESS FUTURE ANNUAL REPORTS AND PROXY STATEMENTS ELECTRONICALLY, PRESS 1. OTHERWISE, PRESS 2."

"IF YOU WOULD LIKE TO VOTE ANOTHER PROXY FOR THIS COMPANY, PRESS 1. OTHERWISE, YOU MAY HANG UP NOW. THANK YOU FOR YOUR CALL."

If 2 (election to vote on each proposal separately), then:

"FIRST WE WILL ASK YOU TO CAST YOUR VOTE ON THE NOMINEES FOR DIRECTOR. TO VOTE IN FAVOR OF ALL NOMINEES, PRESS 1. TO WITHHOLD FROM ALL NOMINEES, PRESS 2. TO VOTE INDIVIDUALLY FOR EACH NOMINEE, PRESS 3."

If 1 or 2, vote recap, confirmation routine and branch to proposals.

If 3, then

VOTE RECAP AND CONFIRMATION ROUTINE: "YOU HAVE JUST CHOSEN TO [VOTE IN FAVOR OF/WITHHOLD FROM/VOTE INDIVIDUALLY FOR] ALL NOMINEES, TO CONFIRM YOUR VOTE PRESS 1, TO CHANGE YOUR VOTE PRESS 2."

"TO CAST YOUR VOTE FOR LINDA G. ALVARADO, PRESS 1 TO VOTE IN FAVOR OR 2 TO WITHHOLD."

Recap and confirmation routine.

"TO CAST YOUR VOTE FOR CRAIG R. BARRETT, PRESS 1 TO VOTE IN FAVOR OR 2 TO WITHHOLD."

Recap and confirmation routine.

"TO CAST YOUR VOTE FOR CANON Y. HARVEY, PRESS 1 TO VOTE IN FAVOR OR 2 TO WITHHOLD."

Recap and confirmation routine.

"TO CAST YOUR VOTE FOR CRAIG D. SLATER, PRESS 1 TO VOTE IN FAVOR OR 2 TO WITHHOLD."

Recap and confirmation routine.

"TO CAST YOUR VOTE FOR W. THOMAS STEPHENS, PRESS 1 TO VOTE IN FAVOR OR 2 TO WITHHOLD."

Recap and confirmation routine: "YOU HAVE JUST CHOSEN TO [VOTE IN FAVOR OF/WITHHOLD FROM] [NAME OF DIRECTOR], TO CONFIRM YOUR VOTE PRESS 1, TO CHANGE YOUR VOTE PRESS 2."

"TO CAST YOUR VOTE REGARDING STOCKHOLDER PROPOSAL - REQUESTING WE SEEK ADVANCE SHAREHOLDER APPROVAL OF CERTAIN SEVERANCE AGREEMENTS, PRESS 1 TO VOTE IN FAVOR, 2 TO VOTE AGAINST, OR 3 TO ABSTAIN."

Vote recap and confirmation routine: "YOU HAVE JUST CHOSEN TO [VOTE IN FAVOR OF/VOTE AGAINST/ABSTAIN FROM] THIS PROPOSAL, TO CONFIRM YOUR VOTE PRESS 1, TO CHANGE YOUR VOTE PRESS 2." When confirmed, then:

"TO CAST YOUR VOTE REGARDING STOCKHOLDER PROPOSAL - REQUESTING WE EXCLUDE NON-RECURRING ACCOUNTING RULE INCOME FOR CERTAIN PERFORMANCE - BASED COMPENSATION, PRESS 1 TO VOTE IN FAVOR, 2 TO VOTE AGAINST, OR 3 TO ABSTAIN."

Vote recap and confirmation routine. When confirmed, then:

"YOUR VOTE HAS BEEN CAST."

"IF YOU ARE PLANNING TO ATTEND THE ANNUAL MEETING, PRESS 1. OTHERWISE, PRESS 2."

"IF YOU CONSENT TO ACCESS FUTURE ANNUAL REPORTS AND PROXY STATEMENTS ELECTRONICALLY, PRESS 1. OTHERWISE, PRESS 2."

"IF YOU WOULD LIKE TO VOTE ANOTHER PROXY CARD FOR THIS COMPANY, PRESS 1. OTHERWISE, YOU MAY HANG UP NOW. THANK YOU FOR YOUR CALL."



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